                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               ------------------


                                 F O R M  8 - K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934


Date of Report (Date of earliest event reported)      March 22, 1999
                                                      --------------

                                  UNIVEC, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                      0-22413                11-3163455
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)


  22 Dubon Court, Farmingdale, New York                           11735
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    (516) 777-2000
                                                      --------------


                999 Franklin Avenue, Garden City, New York 11530
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.           Changes in Registrant's Certified Accountant.

           (a)(1)(i) On March 22, 1999, Richard A. Eisner & Company, LLP ("RAE"), advised UNIVEC, Inc. (the "Registrant") that RAE would no longer serve as independent accountants of record for Registrant.

                (ii) RAE was engaged on May 6, 1998 and did not render any report on the Registrant's financial statements prior to its resignation.

               (iii) RAE's resignation was not recommended or approved by the board of directors or the audit committee of the board of directors of the Registrant.

                (iv) (A) During the period since RAE's engagement, there were no disagreements with RAE, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RAE, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

                (iv) (B)(2) RAE advised the Registrant it withdrew as independent accountant of record because the Registrant's chief financial officer, who was the principal line of communication to RAE and had been instrumental in the initial retention of RAE, resigned prior to the completion of the audit.

           (a)(2) The Registrant is seeking to engage an independent accountant to audit the Registrant's financial statements for the fiscal year ended December 31, 1998.

           (a)(3) A letter from RAE addressed to the Securities and Exchange Commission stating whether RAE agrees with the statements made by the Registrant in this report is being furnished to the Registrant as an Exhibit to this report.

Item 7.                  Financial Statements and Exhibits.

                 (c)     Exhibit

                16.2     Letter from Richard A. Eisner & Company, LLP

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      UNIVEC, INC.


Dated:   March 25, 1999                               By: /s/ Alan Gold, M.D.
         Farmingdale, New York                            ----------------------
                                                          Alan Gold, M.D.
                                                          President






                                        3